THIS COMMON STOCK PURCHASE WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ACT, AS AMENDED (THE "1933 ACT"). THE HOLDER HEREOF, BY PURCHASING THIS COMMON STOCK PURCHASE WARRANT, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT, OR
(C) IF REGISTERED UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS. IN ADDITION, A SECURITIES PURCHASE AGREEMENT ("PURCHASE AGREEMENT"), DATED THE DATE HEREOF, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE, CONTAINS CERTAIN ADDITIONAL AGREEMENTS AMONG THE PARTIES, INCLUDING, WITHOUT LIMITATION, PROVISIONS WHICH LIMIT THE EXERCISE RIGHTS OF THE HOLDER AND SPECIFY MANDATORY REDEMPTION OBLIGATIONS OF THE COMPANY.


                        -------------------------------

                    ENTECH ENVIRONMENTAL TECHNOLOGIES, INC.

                          COMMON STOCK PURCHASE WARRANT

Number of shares: 8,428,680

                                                     Holder: Barron Partners LP
                                                     c/o Andrew Barron Worden
                                                     Managing Partner
                                                     730 Fifth Avenue, 9th Floor
                                                     New York NY 10019
                                                     tel 212-659-7790
                                                     fax 646-607-2223
                                                     cell 917-854-0036
                                                     abw@barronpartners.com
                                                     ----------------------

Expiration Date: September 30, 2009

Exercise Price per Share: $0.15


Entech Environmental Technologies, Inc., a company organized and existing under the laws of the State of Florida (the "COMPANY"), hereby certifies that, for
                                           -------
value  received,  Barron  Partners  LP,  or its registered assigns (the "WARRANT
                                                                         -------
HOLDER"),  is  entitled,  subject to the terms set forth below, to purchase from
------
the Company 8,428,680 of common stock, $0.001 par value (the "COMMON STOCK"), of
                                                              ------------
the  Company  (each  such  share,  a  "WARRANT
                                       -------

SHARE"  and  all such shares, the  "WARRANT SHARES") in exchange for (a) one (1)
-----                               --------------
Warrant  and  (b)  $0.15 per share (as adjusted from time to time as provided in
Section  7,  per Warrant Share (the "EXERCISE PRICE"), at any time and from time
                                     --------------
to time from and after the date thereof and through and including 5:00 p.m. New York City time on September 1, 2009 (or eighteen months of effectiveness of a Registration Statement subsequent to the issuance herein, whichever is longer) (the "EXPIRATION DATE"), and subject to the following terms and conditions:
       ----------------

     1.     REGISTRATION OF WARRANT.  The Company  shall  register  this Warrant
            -----------------------
upon  records  to  be  maintained  by the Company for that purpose (the "WARRANT
                                                                         -------
REGISTER"),  in  the name of the record Warrant Holder hereof from time to time.
--------
The Company may deem and treat the registered Warrant Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or nay distribution to the Warrant Holder, and for all other purposes, and the Company shall not be affected by notice to the contrary.

     2.     INVESTMENT  REPRESENTATION.    The  Warrant Holder by accepting this
            --------------------------
Warrant represents that the Warrant Holder is acquiring this Warrant for its own account or the account of an affiliate for investment purposes and not with the view to any offering or distribution and that the Warrant Holder will not sell or otherwise dispose of this Warrant or the underlying Warrant Shares in violation of applicable securities laws. The Warrant Holder acknowledges that the certificates representing any Warrant Shares will bear a legend indicating that they have not been registered under the United Stales Securities Act of 1933, as amended (the "1933 ACT") and may not be sold by the Warrant Holder
                           ---------
except pursuant to an effective registration statement or pursuant to an exemption from registration requirements of the 1933 Act and in accordance with federal and state securities laws. If this Warrant was acquired by the Warrant Holder pursuant to the exemption from the registration requirements of the 1933 Act afforded by Regulation S thereunder, the Warrant Holder acknowledges and covenants that this Warrant may not be exercised by or on behalf of a Person during the one year distribution compliance period (as defined in Regulation S) following the date hereof. "PERSON" means an individual, partnership, firm,
                                ------
limited liability company, trust, joint venture, association, corporation, or any other legal entity.

     3.     VALIDITY OF WARRANT AND ISSUE OF SHARES.  The Company represents and
            ---------------------------------------
warrants that this Warrant has been duly authorized and validly issued and agrees that all of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, when issued upon such exercise, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof. The Company further warrants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of Common Stock to provide for the exercise of the rights represented by this Warrant.

     4.    REGISTRATION  OF  TRANSFERS  AND  EXCHANGE  OF  WARRANTS.
           --------------------------------------------------------

          a. Subject to compliance with the legend set forth on the face of this Warrant, the Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Section 9. Upon any such registration or transfer, a new warrant to purchase Common Stock, in substantially the form of this Warrant (any such new warrant, a "NEW WARRANT"), evidencing the portion of
                                        -----------
this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Warrant Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance of such transferee of all of the rights and obligations of a Warrant Holder of a Warrant.

          b. This Warrant is exchangeable, upon the surrender hereof by the Warrant Holder to the office of the Company specified in or pursuant to Section 9 for one or more New Warrants, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder. Any such New Warrant will be dated the date of such exchange.

     5.   EXERCISE  OF  WARRANTS.
          -----------------------

          a. Upon surrender of this Warrant with the Form of Election to Purchase attached hereto duly completed and signed to the Company, at its address set forth in Section 9, and upon payment and delivery of the Exercise Price per Warrant Share multiplied by the number of Warrant Shares that the Warrant Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks, to the Company, all as specified by the Warrant Holder in the Form of Election to Purchase, the Company shall promptly (but in no event later than 7 business days after the Date of Exercise [as defined herein]) issue or cause to be issued and cause to be delivered to or upon the written order of the Warrant Holder and in such name or names as the Warrant Holder may designate (subject to the restrictions on transfer described in the legend set forth on the face of this Warrant), a certificate for the Warrant Shares issuable upon such exercise, with such restrictive legend as required by the 1933 Act. Any person so designated by the Warrant Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

          b. A "Date of Exercise" means the date on which the Company shall have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the Warrant Holder to be purchased.

          c. This Warrant shall be exercisable at any time and from time to time for such number of Warrant Shares as is indicated in the attached Form of Election To Purchase. If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company shall issue or cause to be issued, at its expense, a New Warrant evidencing the right to purchase the remaining number of Warrant Shares for which no exercise has been evidenced by this Warrant.

          d. (i) Notwithstanding anything contained herein to the contrary, but in all events subject to Section 7 herein, the holder of this Warrant may, at its election exercised in its sole discretion, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the Aggregate Exercise Price, elect instead to receive upon such exercise the "NET NUMBER" of shares of Common Stock determined according to the following formula (a "CASHLESS EXERCISE"):
                          Net Number = (A x (B - C))/B

          (ii) For purposes of the foregoing formula:

               A= the total number shares with respect to which this Warrant is then being exercised.

               B= the last reported sale price (as reported by Bloomberg) of the Common Stock on immediately preceding the date of the Exercise Notice.

               C= the Warrant Exercise Price then in effect at the time of such exercise.

          e.  The holder of this Warrant agrees not to elect for a period of one
(1) year a Cashless Exercise. The holder of this Warrant also agrees not to elect a Cashless Exercise so long as there is an effective registration statement For the shares underlying this Warrant.

     6.     ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES.  The character of
            -------------------------------------------------
the shares of stock or other securities at the time issuable upon exercise of this Warrant and the Exercise Price therefore, are subject to adjustment upon the occurrence of the following events, and all such adjustments shall be cumulative:

          a. ADJUSTMENT FOR STOCK SPLITS, STOCK DIVIDENDS, RECAPITALIZATIONS, ETC. The Exercise Price of this Warrant and the number of shares of Common Stock or other securities at the time issuable upon exercise of this Warrant shall be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of stock or securities.

          b. ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC. In case of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization. in which the Company shall not be the continuing or surviving entity of such consolidation, merger or reorganization (any such transaction being hereinafter referred to as a

"REORGANIZATION"),  then,  in each case, the holder of this Warrant, on exercise
 --------------
hereof at any time after the consummation or effective date of such Reorganization (the "EFFECTIVE DATE"), shall receive, in lieu of the shares of
                       --------------
stock or other securities at any time issuable upon the exercise of the Warrant issuable on such exercise prior to the Effective Date, the stock and other securities and property (including cash) to which such holder would have been entitled upon the Effective Date if such holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

          c. CERTIFICATE AS TO ADJUSTMENTS. In case of any adjustment or readjustment in the price or kind of securities issuable on the exercise of this Warrant, the Company will promptly give written notice thereof to the holder of this Warrant in the form of a certificate, certified and confirmed by the Board of Directors of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

     7. MAXIMUM EXERCISE. The Holder shall not be entitled to exercise this Warrant on an exercise date in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates on an exercise date, and (ii) the number of shares of Common Stock issuable upon the exercise of this Warrant with respect to which the determination of this limitation is being made on an exercise date, which would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock on such date. For the purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Subject to the foregoing, the Holder shall not be limited to aggregate exercises which would result in the issuance of more than 4.99%. The restriction described in this paragraph may be revoked upon sixty-one (61) days prior notice from the Holder to the Company. The Holder may allocate which of the equity of the Company deemed beneficially owned by the Subscriber shall be included in the 4.99% amount described above and which shall be allocated to the excess above 4.99%.

     8.     FRACTIONAL  SHARES.  The  Company  shall not be required to issue or
            ------------------
cause to be issued fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares that shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrants Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 8, be issuable on the exercise of this Warrant, the Company shall, at its option, (i) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (ii) round the number of Warrant Shares issuable, up to the next whole number.

     9.     NOTICE  OF  INTENT TO SELL OR MERGE COMPANY.   The Company will give
            -------------------------------------------
Investor 90 days notice before entering into a transaction to merge or sell a controlling interest in the Company.

     10. NOTICE.  All  notices  and  other  communications hereunder shall be in
         ------
writing and shall be deemed to have been given (i) on the date they are delivered if delivered in person; (ii) on the date initially received if delivered by facsimile transmission followed by registered or certified mail confirmation; (iii) on the date delivered by an overnight courier service; or
(iv) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid as follows:

                               If to the Company:
                               -----------------

                               Entech Environmental Technologies, Inc.
                               c/o H.B. Covey, Incorporated
                               309 East Commercial Street
                               Pomona, CA 91767-5506

                               Tel: 909-623-2502

                               If to the Warrant Holder:
                               ------------------------

                               Andrew Barron Worden
                               Managing Partner
                               Barron Partners LP
                               730 Fifth Avenue, 9th Floor
                               New York NY 10019

                               Tel: 212-659-7790

     11.  MISCELLANEOUS.
          -------------

          a. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Warrant may be amended only in writing and signed by the Company and the Warrant Holder.

          b. Nothing in this Warrant shall be construed to give to any person or corporation other than the Company and the Warrant Holder any legal or equitable right, remedy or cause of action under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company and the Warrant Holder.

          c. This Warrant shall be governed by, construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof.

          d. The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

          e. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonably substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

          f. The Warrant Holder shall not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, and the rights of the Warrant Holder are limited to those expressed in this Warrant.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by the authorized officer as of the date first above stated.


     Entech Environmental Technologies, Inc.



     By:  /s/ Burr Northrop
        ----------------------------
     Name:  Burr Northrop
          --------------------------
     Title: President
           -------------------------

                          FORM OF ELECTION TO PURCHASE

(To be executed by the Warrant Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To: ENTECH ENVIRONMENTAL TECHNOLOGIES, INC.:

In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase ___________ shares of Common Stock ("Common Stock"), $0.001 par value, of Entech Environmental Technologies, Inc. and encloses one warrant and $0.25 for each Warrant Share being purchased or an aggregate of $____________ in cash or certified or official bank check or checks, which sum represents the aggregate Exercise Price (as defined in the Warrant) together with any applicable taxes payable by the undersigned pursuant to the Warrant.

The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of:


----------------------------------------------

----------------------------------------------

----------------------------------------------
(Please print name and address)


----------------------------------------------
(Please insert Social Security or Tax Identification Number)

If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

----------------------------------------------

----------------------------------------------

----------------------------------------------
(Please print name and address)

Dated:                                  Name of Warrant Holder:
       -------------------

                                            (Print)
                                                   -----------------------------

                                            (By:)
                                                 -------------------------------


                                            (Name:)
                                                   -----------------------------

                                            (Title:)
                                                    ----------------------------

                                            Signature must conform in all
                                            respects to name of Warrant Holder
                                            as specified on the face of the
                                            Warrant